===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         OPTICAL SECURITY GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         OPTICAL SECURITY GROUP, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                          OPTICAL SECURITY GROUP, INC.
                                535 16th Street
                                   Suite 920
                               Denver, CO  80202
                                 (303) 534-4500

                          NOTICE OF ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD SEPTEMBER 16, 1998

To the Shareholders:

  The annual meeting of the shareholders of Optical Security Group, Inc. (the "Company") will be held in the Bard Center for Entrepreneurship Development, Suite 300, 535 16th Street, Denver, Colorado 80202 on September 16, 1998, at 10:30 A.M., for the following purposes:

  (1) To elect the Company's board of directors for the ensuing year.

  (2) To ratify the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending March 31, 1999.

  (3) To consider and act upon a proposal to approve a compensation plan for outside directors.

  (4) To transact such other business as may properly come before the meeting.

  The board of directors has fixed the close of business on August 11, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. However, to assure adequate representation at the meeting, you are urged to sign and return the enclosed Proxy as soon as possible in the postage pre-paid envelope enclosed. Any shareholder attending the meeting may vote in person, even if he or she has return a Proxy.

                         OPTICAL SECURITY GROUP, INC.

August 14, 1998          By:________________________________
                            Catherine M. Gotwalt, Secretary


THE ANNUAL REPORT TO SHAREHOLDERS INCLUDING FINANCIAL STATEMENTS ARE BEING MAILED TO SHAREHOLDERS TOGETHER WITH THESE PROXY MATERIALS ON OR ABOUT AUGUST 14, 1998.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

TO SAVE THE COST OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD PROMPTLY.

                         OPTICAL SECURITY GROUP, INC.
                          535 16th Street, Suite 920
                               Denver, CO  80202
                                (303) 534-4500

                                PROXY STATEMENT

     The enclosed Proxy is solicited by the board of directors of Optical Security Group, Inc. (the "Company") for use at the annual meeting of shareholders to be held on Wednesday, September 16, 1998, at 10:30 a.m., local time, or at any adjournments of such meeting for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The annual meeting will be held in the Bard Center for Entrepreneurship Development, Suite 300, 535 16th Street, Denver, Colorado 80202.

     If the Proxy is executed and returned, it will be voted at the meeting in accordance with any accompanying instructions, and if no specification is made, the Proxy will be voted for the proposals set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute Proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth above or in person at the time of the meeting. Additionally, a shareholder may revoke a previous Proxy by duly executing a Proxy bearing a later date.

     The close of business on August 11, 1998, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement, the Proxy, Notice of Annual Meeting of Shareholders, and Annual Report, including financial statements for the fiscal year ended March 31, 1998, are being mailed to shareholders of record on or about August 14, 1998.

     Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the annual meeting. However, if other matters are properly presented to the meeting for a vote, the persons named in the Proxies will vote the Proxies in accordance with their best judgement pursuant to discretionary authority granted in the Proxies.

     The Company's common stock ("Common Stock") and Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock ("Series B Shares"; and together with the Common Stock, collectively, the "Voting Stock") have voting rights. As of June 8, 1998, the Company had outstanding 5,758,950 shares of Common Stock and 1,793 Series B Shares. The holders of the Common Stock are entitled to a total of 5,758,950 votes--one vote for each share of Common Stock held by them. The holders of the Series B Shares are entitled to a total of 298,998 votes--one vote for each share of Common Stock issuable to the holders of the Series B Shares upon conversion of their Series B Shares.

     The presence in person or by proxy of the holders of the Voting Stock representing a majority of the Voting Stock will constitute a quorum.

     The cost of preparing, printing and mailing the enclosed Proxy, accompanying Notice, Proxy Statement, Annual Report, and all other costs in connection with solicitation of Proxies will be paid by the Company including any additional solicitation made by letter, telephone, or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

                             ELECTION OF  DIRECTORS

     The following table sets forth the name, age, and position with the Company for each nominee for director:

     Name                Age  Position
     ----                ---  --------

     Richard H. Bard     50   Chairman of the Board, and Chief Executive Officer

     Martin T. Hart      62   Director

     J. R. Holland, Jr.  54   Director

     Richard D. Lamm     63   Director

     Bruce I. Raben      44   Director

     Mark T. Turnage     37   Director, President, and Chief Operating Officer

     RICHARD H. BARD has been a director and chief executive officer of the Company since September 1993. He was elected chairman of the board in April 1994. Mr. Bard served as president from April 1994 to July 1997, and treasurer from September 1993 to December 1994. Mr. Bard is also the chief executive officer of Bard & Co., Inc., a diversified investment management company, and chairman of Security Technology Group, Inc., a private company involved in electronic security system integration. From 1989 to 1991, Mr. Bard was vice-chairman of ComputerLand Corporation and chief executive officer of ComputerLand International, Inc (since renamed Vanstar Corporation). From 1986 to 1988, Mr. Bard was chairman and chief executive officer of Coast America Corporation, the franchisor of Coast-to-Coast Hardware stores. From 1978 to 1986, Mr. Bard was the president and chief operating officer of FoxMeyer Corporation, a large pharmaceutical distributor and franchisor of drug stores. Mr. Bard is also a director of Vanstar Corporation.

     MARTIN T. HART has been a director since December 1993 and serves as the chairman of the Compensation Committee, and as a member of the Audit Committee and Nominating Committee. Mr. Hart has been a Denver-based businessman and investor for the past twenty-eight years. He is also a director of Schuler Homes, Inc., T- Netix, Inc., Ardent Software, Inc., P.J. America, Inc. and PNB Financial Group, the holding company for Pacific National Bank, and a trustee of MassMutual Corporate Investors and MassMutual Participation Investors.

     J. R. HOLLAND, JR. has been a director since July 1994, and serves as chairman of the Audit Committee, and as a member of the Nominating Committee. Since 1991, he has been the managing director of Hunt Capital Group, L.L.C. and president and chief executive officer of Unity Hunt, Inc., diversified investment companies based in Dallas, Texas. He is also a director of Placid Refining Company, Heartland Wireless Communications, Inc., and TNP Enterprises, Inc.

     RICHARD D. LAMM has been a director since December 1993 and serves on the Audit Committee. He previously served as a director from 1989 through 1992. Since 1987, Mr. Lamm has been a professor and director of the Center for Public Policy and Contemporary Issues at the University of Denver. He was a law partner at Berliner, Boyle, Pablan, Zisser and Walter P.C. and O'Connor and Hannan, from 1987 until 1992. Mr. Lamm served as the governor of the state of Colorado from 1975 to 1987.

     BRUCE I. RABEN has been a director since February 1995. He serves as chairman of the Nominating Committee and is a member of the Compensation Committee. Since February 1996, Mr. Raben has been the managing director of CIBC Oppenheimer Securities Corp. in Los Angeles. From March 1990 until January 1996, he served as the executive vice president and director of corporate finance at Jefferies & Company, Inc., an investment banking firm. He is also a director of Equity Marketing, Inc. and Terex Corporation.

     MARK T. TURNAGE has been president and chief operating officer of the
Company since July 1, 1997.   He was elected to the board of directors on June
26, 1998. Mr. Turnage served as managing director of OpSec International from November 1995 to July 1997 and prior to that as vice president from July 1994 to July 1997. From 1991 to 1994, Mr. Turnage practiced law with Davis, Graham & Stubbs in Denver, Colorado. From 1986 to 1989, Mr. Turnage served as a management consultant with McKinsey & Co.

     All nominees have consented to serve if elected. In case any nominee shall be unable or shall fail to act as a director, the persons named as proxies shall have full discretion to vote for such other person or persons as may be nominated.

Vote Required
-------------

Provided a quorum is present at the meeting, the six nominees receiving the highest number of votes cast by the holders of the Voting Stock voting as one class will be elected directors. Unless the Proxy contains contrary instructions, it is intended that the Proxies will be voted for the election of the nominees listed above.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE VOTING STOCK VOTE "FOR" THE SIX NOMINEES LISTED ABOVE.

                              COMPANY MANAGEMENT

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
--------------------------------------------

     The following table sets forth the name, age, and position with the Company of executive officers (other than executive officers listed as nominees) and significant employees as of July 1, 1998:

        Name                  Age       Position
        ----                  ---       --------

        Edward Dietrich       45        President of OpSec U.S., and
                                        Senior Vice President Sales.

        Catherine M. Gotwalt  42        Secretary

        Gerald A. Melfi       47        Chief Accounting Officer and Treasurer

     EDWARD DIETRICH has been president of OpSec U.S. since July 1997, and senior vice president sales since October 1996. Mr. Dietrich served as vice president sales of OpSec U.S. from August 1994 to October 1996. Mr. Dietrich was employed by American Bank Note Holographics, Inc. from February 1992 until August 1994 as the director of sales and marketing. From June 1989 to February 1992, he was vice-president of United States business development for Business Vision Management Systems, Inc., a computer software company.

     CATHERINE M. GOTWALT serves as the corporate secretary. She has served in this capacity since 1989.

     GERALD A. MELFI serves as the Company's chief accounting officer and treasurer. Mr. Melfi also is employed as the chief financial officer for Bard & Co., Inc., a diversified investment management company.

CORPORATE GOVERNANCE
--------------------

     The board of directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interest of the shareholders. Directors of the Company serve in such capacity until the next annual meeting of the shareholders. The board of directors met three times during the fiscal year ended March 31, 1998. Except for Mr. Richard Lamm who missed one meeting, each incumbent director attended all of the board of directors' meetings.

     The Company had a Compensation, Audit, and Nominating Committee during the year ended March 31, 1998. Committee members are appointed to serve until the next annual meeting of directors or until their successors are duly appointed. The following table sets forth the names of the committee members as of July 1, 1998, and their terms on the committee.


     Audit Committee                    Term
     -----------------                  ----

     J. R. Holland, Jr., Chairman       Since December 15, 1994
     Martin T. Hart                     Since December 15, 1994
     Richard Lamm                       Since December 15, 1994

     Compensation Committee             Term
     ----------------------             ----

     Martin T. Hart, Chairman           Since December 15, 1994
     Bruce Raben                        Since November 28, 1995

     Nominating Committee               Term
     --------------------               ----

     Bruce Raben, Chairman              Since October 23, 1996
     Martin T. Hart                     Since October 23, 1996
     J. R. Holland, Jr.                 Since October 23, 1996

     The Compensation Committee is responsible for establishing and reviewing policies governing salaries, bonuses, incentive compensation and the terms and conditions of employment of senior executives and other key employees. In addition, the Compensation Committee is responsible for oversight of the Company's stock option plans. The Compensation Committee receives recommendations from management and brings its recommendations to the full board of directors. The Compensation Committee met once during the fiscal year ended March 31, 1998. All of the committee members attended the meeting.

     The Audit Committee confers with the Company's independent accountants to review the plan and scope of their proposed Company audit as well as their findings and recommendations upon completion of the audit. The Audit Committee met once during the fiscal year ended March 31, 1998. All of the committee members attended the meeting.

     The Nominating Committee met once during the fiscal year ended March 31, 1998. All of the committee members attended the meeting. The nomination committee selects the nominees for election to the board of directors at the annual meeting of shareholders. The nominating committee will consider recommendations for nominations from the shareholders. Recommendations for nominations should be addressed to the Company, Attn: Nominating Committee, at the address provided on the first page of this Proxy statement and must be received by the Company no later than May 31, 1999.

     During the year ended March 31, 1998, no director of the Company was also an executive officer of another entity which had an executive officer of the Company serving as a director of such entity, or as a member of the compensation committee of such entity.

     There are no family relationships among the Company's directors or executive officers. The Company's officers serve at the discretion of the Company's board of directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
-------------------------------------------------

     The Company believes that during the fiscal year ended March 31, 1998, its directors, officers and greater than 10% beneficial owners complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended.

EXECUTIVE COMPENSATION
----------------------

     The following table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the chief executive officer ("CEO") of the Company and each of the Company's other executive officers (two officers) whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                         Annual Compensation    Long-Term
                         -------------------    Compensation
                                                Awards
                                                ------------

                                                Securities
                                                Underlying      All Other
Name                       Year     Salary      Options         Compensation
----                     --------  ---------    ------------    ------------

Richard H. Bard            1998     $175,000        50,000             --
Chief Executive            1997     $150,000       342,878             --
Officer                    1996     $125,000       300,000             --
since 9/17/93 and
President 4/1/94-7/1/97

Mark T. Turnage            1998     $120,505        50,000        $11,519(1)
President since            1997     $ 77,600        80,000        $41,984(1)
7/1/97;                    1996     $ 67,629        20,000             --
Managing Director
of OpSec
International
11/95-7/97

Edward Dietrich            1998     $111,667        50,000             --
President OpSec            1997     $ 80,625        50,000             --
U.S. since 7/1/97;         1996     $ 77,500        10,000             --
Sr. VP Sales 10/96
to present; VP Sales
OpSec U.S. 8/94 to
10/96

_____________________

(1) Fiscal 1998 and Fiscal 1997 housing allowance paid on behalf of Mr. Turnage relating to his overseas assignment in the United Kingdom.

STOCK OPTIONS
-------------

     The following table sets forth information concerning stock options granted during the fiscal year ended March 31, 1998, to the Named Executive Officers. Each option represents the right to purchase one share of the Company's Common Stock.

                      OPTIONS GRANTED IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS


                                  % OF TOTAL
                   # SECURITIES   OPTIONS GRANTED
                   UNDERLYING     TO EMPLOYEES IN   EXERCISE    EXPIRATION
NAME               OPTIONS        FISCAL YEAR       PRICE       DATE
----               -------        -----------       -----       ----

Richard H. Bard    50,000 (1)     18%               $6.00       July 16, 2002

Mark T. Turnage    50,000 (2)     18%               $6.37       June 15, 2002

Edward Dietrich    50,000 (2)     18%               $6.37       June 15, 2002

_______________________________________

(1) Issued under the Company's Nonqualified Stock Option Plan.

(2) Issued under the Company's Incentive Stock Option Plan. Vesting ratably over four years beginning June 16, 1998.

     The following table sets forth information concerning each exercise of stock options during the fiscal year ended March 31, 1998, for the Named Executive Officer and the fiscal year-end value of all unexercised in-the-money options (regardless of when granted) held by such person.

                AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION/VALUES


                                             Number of
                                             Securities       Value of
                                             Underlying       Unexercised
                                             Unexercised      In-the-Money
                                             Options/SARs at  Options/SARs
                                             FY-End(#)        at FY-End($)
                 Shares Acquired  Value      Exercisable/     Exercisable/
Name             on Exercise(#)   Exercised  Unexercisable    Unexercisable/(1)/
----             --------------   ---------  --------------   ------------------

Richard H. Bard     -               -          1,092,878/0       $632,000/$.0

Mark T. Turnage     -               -             73,333/        $ 45,700/
                                                 126,667         $ 10,600

Edward Dietrich     -               -             65,833/        $ 45,700/
                                                 104,167         $ 10,600

---------------
(1) Market value of underlying securities based on the average of the high and low bid of the Company's Common Stock on March 31, 1998, on NASDAQ of $5.44 per share minus the exercise price.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
------------------------------------------------------

     There were no awards made to any Named Executive Officer under any long-term incentive plans.

REPRICED OPTIONS
-----------------

     In the fiscal year ended March 31, 1998, there were no actions taken regarding the repricing of options relating to Executive Officer Compensation.

EMPLOYEE PENSION, PROFIT SHARING OR OTHER RETIREMENT PLANS
----------------------------------------------------------

     During the fiscal year ended March 31, 1998, the Company did not have a defined benefit, pension plan, profit sharing or other retirement plan.

COMPENSATION OF DIRECTORS
-------------------------

     Standard Arrangements.  Beginning July 1, 1997, through the fiscal year
     ---------------------
ended March 31, 1998, the Company's policy was to pay outside directors a director's fee of $1,000 per attendance in person at all regular meetings on the board of directors. Additionally, outside directors serving as committee members were to receive a fee of $500 per attendance in person at each regularly
scheduled committee meeting.   During this period all board and committee
meetings were held by telephone. Therefore, no compensation was paid to outside directors pursuant to this policy.. The standard compensation package for outside directors will change if the proposal to approve the compensation plan for outside directors, described below, is adopted.

     Other Arrangements.  During the year ended March 31, 1998, the Company did
     ------------------
not grant stock options to any non-officer directors.

EMPLOYMENT CONTRACTS
--------------------

     On July 16, 1997, Mr. Richard H. Bard, the Company's chief executive officer and the Company entered into an amendment to Mr. Bard's employment
contract extending his employment contract for an additional two years.   Mr.
Bard is in the third year of his employment contract, which expires March 31,
2001.   The employment contract provides for a salary of $200,000 for the third year, $240,000 for the fourth and fifth year, and bonuses in such amount as the board of directors may determine. Additionally, Mr. Bard, under his employment agreement, is entitled to grants of stock options during the term of the contract in an amount sufficient to maintain a 20% beneficial ownership of the Common Stock, his beneficial ownership of the Common Stock as of December 31, 1995 ("Base Ownership"). If the Company is sold or merged into another company prior to March 31, 2003, Mr. Bard is entitled to a stock bonus of 250,000 shares of Common Stock. In addition to benefits available generally to other Company employees, Mr. Bard is entitled to a $500 per month automobile allowance and reimbursement of expenses incurred on behalf of the Company. If the Company terminates Mr. Bard's employment prior to the expiration of the contract, Mr. Bard is entitled to a buyout at 150% of the value of the contract at the time of termination. During the fiscal year ended March 31, 1998, no bonus was granted to Mr. Bard; however, to maintain his Base Ownership, Mr. Bard was issued options from the Nonqualified Stock Option Plan to purchase 50,000 shares of Common Stock.

     No other executive officers have written employment contracts with the Company or any termination or change of control benefits.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       None of the Compensation Committee members are employees or former employees of the Company, and no executive officers of the Company participated in deliberations of the Company's Compensation Committee concerning executive officer compensation.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following outlines certain relationships and related transactions during the fiscal years ended March 31, 1997, and March 31, 1998.

     Effective March 27, 1997, the Company completed a private offering of 526,899 shares of Common Stock. The purchase price of such shares was $6.00 per share. The purchasers of the shares were granted certain registration rights. In the offering, Mr. Bard and Mr. Lamm and his spouse purchased 16,866 and 12,000 shares of Common Stock for a purchase price of $101,200 and $72,000, respectively.

     The Company leases its Denver office space from 16th & Welton Investment, Inc., a corporation owned by Mr. Bard and members of his immediate family. In the fiscal year ended March 31, 1998, the Company paid a total of $88,158 under such leases. Unless renewed or extended, the leases expire in 2000.

     Mr. Bard has an employment agreement with the Company. (See COMPANY MANAGEMENT - Employment Contracts.)

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
-----------------------------------------------

     The following table sets forth, as of June 8, 1998, the number of and percentage of outstanding shares of the Company's Common Stock, beneficially owned by (a) all directors and nominees, naming them, (b) the Named Executive Officers, (c) the directors and executive officers of the Company as a group, without naming them, and (d) persons or groups known by the Company to own beneficially 5% or more of the Common Stock:

Name and Address of          Amount and Nature of  Title     Percent
Beneficial Owner             Beneficial Ownership  of Class  of Class
----------------             --------------------  --------  --------

Richard H. Bard                  1,808,343/(1)/      Common     25.93%
535 16th Street, Suite 920
Denver, CO 80202

Yoram Curiel                       337,135/(2)/      Common      5.65%
9400 E. Iliff Ave., #303
Denver, CO 80231

Edward Dietrich                     89,568/(3)/      Common      1.53%
535 16/th/ Street, #920
Denver, CO  80206

Martin T. Hart                     242,148/(4)/      Common      4.15%
875 Race Street
Denver, CO  80206

J.R. Holland, Jr.                15,000/(5)(6)/      Common     00.26%
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX  75201

Hunt Capital Group, L.L.C.      838,929/(6)(7)/      Common     13.80%
4000 Thanksgiving Tower
1601 Elm Street
Dallas, TX  75201

Richard D. Lamm                     71,583/(8)/      Common      1.24%
c/o University of Denver
2050 East Iliff, #224
Denver, CO  80208

Name and Address of           Amount and Nature of  Title     Percent
Beneficial Owner              Beneficial Ownership  of Class  of Class
----------------              --------------------  --------  --------

Gudrun Pasternak/                   466,668/(9)/      Common     8.10%
Hans M. Andresen
Halskestrasse 3-5
47877 Willich
Germany

Philena Enterprises, Inc./         403,635/(10)/      Common     7.01%
Mark Bar
P. O. Box 6246
Denver, CO  80206

Bruce I. Raben                      66,679/(11)/      Common     1.15%
Suite 2340
1999 Avenue of the Stars
Los Angeles, CA 90067

Mark T. Turnage                    102,006/(12)/      Common     1.74%
535 16/th/ Street, #920
Denver, CO  80202

Advantage Technology, Inc.               300,000      Common     5.20%
676 Patriot Lane
Lancaster, PA  17601

All executive officers           2,437,397/(13)/      Common    33.12%
and directors as a group
(9 persons)
_______________________

(1) Includes 170,000 shares held in an IRA, and shares held as custodian for a family member. In addition, includes the right to acquire, currently or within 60 days, 1,215,878 shares of Common Stock.

(2) Includes 15,534 shares held by a family member and 10,000 shares held by entities controlled by Mr. Curiel.

(3) Includes the right to acquire, currently or within 60 days, 88,333 shares of Common Stock.

(4) Includes the right to acquire, currently or within 60 days, 79,000 shares of Common Stock.

(5) Includes the right to acquire, currently or within 60 days, 15,000 shares of Common Stock.

(6) Mr. Holland is the manager and president of Hunt Capital Group, L.L.C. Mr. Holland has no ownership interest in Hunt Capital Group, L.L.C. and disclaims beneficial ownership of the shares held by Hunt Capital Group, L.L.C.

(7) Includes the right to acquire, currently or within 60 days, 320,000 shares of Common Stock.

(8) Includes 9,470 shares held as trustee for family members and 10,200 shares held by his spouse. In addition, includes the right to acquire, currently or within 60 days, 25,000 shares of Common Stock.

(9) Gudrun Pasternak and Hans M. Andresen are husband and wife and each own 233,334 shares of Common Stock. Ms. Pasternak disclaims beneficial ownership of the shares held by Ms. Andresen. Mr. Andresen disclaims beneficial ownership of the shares held by Ms. Pasternak.
(10) Mr. Mark Bar is the president of Philena Enterprises, Inc. and, for purposes of calculating the percentage of beneficial owner, the shares held by Philena Enterprises, Inc., Mr. Bar, and Mr. Bar's spouse have been aggregated.

(11) Includes 6,000 shares held by Mr. Raben's spouse. Mr. Raben disclaims beneficial ownership of these shares. In addition, includes the right to acquire, currently or within 60 days, 48,333 shares of Common Stock.

(12) Includes 6,173 shares held as trustee for family members, and the right to acquire, currently or within 60 days, 95,833 shares of Common Stock.

(13) Includes the right to acquire, currently or within 60 days, 1,601,210 shares of Common Stock.

Shares Outstanding
------------------

     As of June 8, 1998, the Company also had outstanding 1,793 Series B Shares. The holders of the Series B Shares are entitled to one vote for each share of Common Stock issuable upon conversion of the Series B Shares (166.67 common shares for each Series B Share) on all matters to which holders of the Common Stock are entitled to vote. In addition, under Colorado law, the holders are entitled to vote on certain matters, including matters effecting the rights of the Series B Shares, as a class. No director or executive officer owns beneficially any Series B Shares.

            PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP
                   AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

     The board of directors has selected Ernst & Young LLP, independent certified public accountants, to audit the books and records of the Company for fiscal year ending March 31, 1999. A representative of Ernst & Young LLP is not expected to be present at the shareholders meeting.

Vote Required
-------------

     Provided a quorum is present at the meeting, the affirmative vote of a majority of holders of the Voting Stock represented at the meeting is required to approve the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP.

                        PROPOSAL TO APPROVE COMPENSATION
                           PLAN FOR OUTSIDE DIRECTORS

     The holders of the Voting Stock are being asked to approve the compensation plan for outside directors (the "Plan") described below.

Description of the Plan.
-----------------------

     Upon election or reelection to the board of directors at an annual meeting of the shareholders, each director who is not an employee of the Company (an "outside director"), will receive a grant to purchase 5,000 shares of Common Stock. Such grant will be issued pursuant to and subject to the terms of the Company's Nonqualified Stock Option Plan ("NSO"). The exercise price of the options will be equal to the Market Price of the Common Stock on the date of the grant. "Market Price" means the closing bid price of the Common Stock as reported on the The Nasdaq Stock Market/SM/ or such other national securities exchange which is the principal market for the Common Stock. Such options will be immediately exercisable and will expire five years from the date of the grant.

     In addition, upon election or reelection to the board of directors at an annual meeting of the shareholders, each outside director will receive $10,000 as compensation for services to be rendered as a member of the board of directors. Outside directors elected to the board of directors other than at an annual meeting of the shareholders will receive a pro rata portion of $10,000 based on the number of months remaining until the next annual meeting of shareholders. Such amount will be payable in cash or at the sole election of the outside director, in shares of Common Stock provided that the Company has a sufficient number of Common Stock available for such grant and the Company is not required to register the Common Stock subject to such grant under any federal or state securities laws. For purposes of such grant, the shares of Common Stock will be valued at the Market Price on the date of the meeting at which the outside director was elected or reelected to the Company's board of directors. Such shares will be immediately vested and will not be subject to forfeiture if the director fails to serve his full term.

     The purpose of the Plan is to provide an incentive to persons to become or continue as directors of the Company and to align the interests of outside directors with the Company's stockholders to promote the success of the Company. Provided that all nominees for directors are elected at the annual meeting and this proposal is approved, five directors will receive compensation pursuant to the Plan.

       No specific number of shares of Common Stock have been reserved for issuance to outside directors pursuant to the Plan, however, a maximum of 2,000,000 shares can be issued under the NSO.

Certain Federal Tax Consequences
--------------------------------

     Generally, outside directors will not be taxed upon grant of any option under the NSO pursuant to the Plan. At the time of exercise of the option, the outside director will realize ordinary income for federal tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a compensation deduction at such time provided the Company satisfies certain reporting obligations. When an outside director disposes of shares acquired by the exercise of the option, generally, any amount received in excess of the fair market value of the Common Stock on the date of exercise of the stock option will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term loss, depending upon the holding period of the shares.

     Outside directors also will realize ordinary income for federal tax purposes upon receipt of the $10,000, whether paid in cash or in shares of Common Stock. The Company will be entitled to a corresponding compensation deduction in connection with such payments.

Vote Required
-------------

      Provided a quorum is present at the meeting, the affirmative vote of a majority of holders of the Voting Stock represented at the meeting is required to approve the Plan.


                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-KSB for the year ended March 31, 1998, will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the secretary of the Company at the address provided on the first page of this Proxy statement.


                             SHAREHOLDER PROPOSALS

     Any shareholder proposal which may properly be included in the proxy solicitation material for the 1999 annual meeting of shareholders must be received by the secretary of the Company no later than May 31, 1999.

                          OPTICAL SECURITY GROUP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                     PROXY
                (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

     The undersigned appoints Richard H. Bard or Gerald A. Melfi, as proxies, each with the power to appoint his substitute and authorizes them to represent and to vote as designated below all of the shares of common stock and/or Series B 8% Cumulative Convertible Exchangeable Preferred Voting Stock of Optical Security Group, Inc. held of record by the undersigned on August 11, 1998, at the annual meeting of shareholders to be held on September 16, 1998, or any adjournments thereof.

     1.   Election of Directors:

          ___  For all nominees listed  ____ WITHHOLD AUTHORITY
               below (except as marked       to vote for all
               to contrary below)            nominees below


     INSTRUCTIONS: To withhold authority to vote for any nominee, strike a line through the nominees name.

     Richard H. Bard, Martin T. Hart, Richard D. Lamm, J. R. Holland, Jr., Bruce
     I. Raben, Mark T. Turnage

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent accountants, for the fiscal year ending March 31, 1999:

          ____ FOR    ____ AGAINST  ____ ABSTAIN

     3.   To approve a compensation plan for outside directors:

          ____ FOR    ____ AGAINST  ____ ABSTAIN

     4. The proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments hereof:

          ____ FOR    ____ AGAINST  ____ ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR 1 THROUGH 3.
              ---

     Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

Dated: _________________, 1998      ______________________________
                                    Signature


                                    ______________________________
                                    Signature (if held jointly)

     YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.